UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

Covad Communications Group, Inc.

(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-25271	77-0461529

(Commission File Number)	(IRS Employer Identification No.)

110 Rio Robles San Jose, California	95134-1813

(Address of principal executive offices)	(Zip code)

(408) 952-6400

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02: Results of Operations and Financial Condition.

     On October 20, 2004, Covad Communications Group, Inc. issued a press release announcing its financial results for the quarter ending September 30, 2004. A copy of the press release is attached as Exhibit 99.1.

     The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01: Financial Statements and Exhibits

(c) Exhibits

The following exhibits are furnished herewith:

99.1	Press release issued by Covad Communications Group, Inc. dated October 20, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2004

By:	/s/ James Kirkland
James Kirkland
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release issued by Covad Communications Group dated October 20, 2004